                                                                           Ex 24





                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that ROBERT P. BAUMAN, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Robert P. Bauman
                                                   -----------------------------
                                                   ROBERT P. BAUMAN

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that RICHARD B. CHENEY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Richard B. Cheney
                                                   -----------------------------
                                                   RICHARD B. CHENEY

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that E. VIRGIL CONWAY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ E. Virgil Conway
                                                   -----------------------------
                                                   E. VIRGIL CONWAY

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. DAVIDSON, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Richard K. Davidson
                                                   -----------------------------
                                                   RICHARD K. DAVIDSON

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that SPENCER F. ECCLES, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Spencer F. Eccles
                                                   -----------------------------
                                                   SPENCER F. ECCLES

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that ELBRIDGE T. GERRY, JR., a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Elbridge T. Gerry, Jr.
                                                   -----------------------------
                                                   ELBRIDGE T. GERRY, JR.

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. GRAY, III, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ William H. Gray, III
                                                   -----------------------------
                                                   WILLIAM H. GRAY, III

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that JUDITH RICHARDS HOPE, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Judith Richards Hope
                                                   -----------------------------
                                                   JUDITH RICHARDS HOPE

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that LAWRENCE M. JONES, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Lawrence M. Jones
                                                   -----------------------------
                                                   LAWRENCE M. JONES

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that RICHARD J. MAHONEY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Richard J. Mahoney
                                                   -----------------------------
                                                   RICHARD J. MAHONEY

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that CLAUDINE B. MALONE, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Claudine B. Malone
                                                   -----------------------------
                                                   CLAUDINE B. MALONE

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that JACK L. MESSMAN, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Jack L. Messman
                                                   -----------------------------
                                                   JACK L. MESSMAN

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that JOHN R. MEYER, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ John R. Meyer
                                                   -----------------------------
                                                   JOHN R. MEYER

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that THOMAS A. REYNOLDS, JR., a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Thomas A. Reynolds, Jr.
                                                   -----------------------------
                                                   THOMAS A. REYNOLDS, JR.

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that JAMES D. ROBINSON, III, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ James D. Robinson, III
                                                   -----------------------------
                                                   JAMES D. ROBINSON, III

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that ROBERT W. ROTH, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Robert W. Roth
                                                   -----------------------------
                                                   ROBERT W. ROTH

                               POWER OF ATTORNEY


                           UNION PACIFIC CORPORATION


                 KNOW ALL MEN BY THESE PRESENTS, that RICHARD D. SIMMONS, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.


                 IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of March, 1995.



                                                   /s/ Richard D. Simmons
                                                   -----------------------------
                                                   RICHARD D. SIMMONS